Exhibit 99.1

News Release

For Immediate Release	CONTACT: Bill Newbould Endo Pharmaceuticals (610) 558-9800

FDA ACCEPTS NEW DRUG APPLICATION FOR OXYMORPHONE
EXTENDED RELEASE AND IMMEDIATE RELEASE FORMULATIONS
Filings Represent Endo’s First NDAs

CHADDS FORD, Pa., February 19, 2003 — Endo Pharmaceuticals Inc., a wholly owned subsidiary of Endo Pharmaceuticals Holdings Inc. (Nasdaq: ENDP; ENDPW), today announced that the New Drug Applications (NDAs) for its oxymorphone extended release tablets (oxymorphone ER) and immediate release tablets (oxymorphone IR) have both been accepted for filing by the U.S. Food and Drug Administration. As previously disclosed, Endo submitted the NDAs for oxymorphone ER and IR on December 19 and 20, 2002, respectively.

Endo is developing oxymorphone ER, an oral extended release opioid analgesic, with Penwest Pharmaceuticals Co. (Nasdaq: PPCO) for the relief of moderate-to-severe pain in patients requiring continuous, around-the-clock opioid therapy for an extended period of time. Endo is developing oxymorphone IR, an oral immediate release opioid analgesic complement, for the management of moderate-to-severe pain where the use of an opioid is appropriate.

“The FDA’s acceptance of these NDAs, the first since Endo was formed in 1997, is a major milestone for our company. We believe we are building on our track record of success to create a foundation of sustainable growth,” said Carol A. Ammon, chairman and chief executive officer. “We feel oxymorphone ER, with twice-daily dosing, and oxymorphone IR will be important new pain management options for physicians and their patients, and we look forward to working with the FDA to bring these products to market.” She added that under the performance goals established by the prescription drug user fee program, Endo expects the FDA to act on the applications by the end of 2003.

About Endo

A wholly owned subsidiary of Endo Pharmaceuticals Holdings, Endo Pharmaceuticals Inc. is a fully integrated specialty pharmaceutical company with market leadership in pain management products. The company researches, develops, produces and markets a broad product offering of branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available online at www.endo.com.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non- historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of the Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: market acceptance of the Company’s products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the Company’s product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; dependence on third party suppliers, distributors and collaboration partners; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre-clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo’s Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.

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